EXHIBIT 99.5
                                 ------------

                Computational Materials and/or ABS Term Sheet.

BEAR                           FASTrader                       09/29/2005 13:55
STEARNS                   CWHL-0526 YA (1-A-9)                          nesmith
                                                                    Page 1 of 2


----------------------------------------------------------------------
                        CWHL-0526 YA (1-A-9)
----------------------------------------------------------------------
Dated Date:       9/1/05                  Pricing
Trade Date:       9/15/05              WAC:   .00
Settle Date:      9/30/05              WAM:   360.00
Date of 1st CF:   10/25/05             Type:
Pmts Per Year:                            Collateral
Manager:          BEAR               GROUP:      G:G01
Face:             500,007,523,48     CNWAC:      5.74
Speed Assumpt.:                      CGWAC:      5.94
      Monthly Prepayment             Range:      .00 - .00
     Date        PSA   CPR           CWAM:       9/1/35
     Sep-2005    .00                 Range:      1/1/01 - 1/1/01
                                     Av. Age:    .00
                                       Cumulative Prepayment
                                        Date    PSA    CPR
                                        1 Mo    .00
                                        3 Mo    .00
                                        6 Mo    .00
                                        12 Mo   .00
----------------------------------------------------------------------
                             Deal Comments
----------------------------------------------------------------------
                             Tranche Details
     Des:            YA             P-Des:           YA
     Cusip:          126694MT2      Description:     SENIOR PAC
     Orig. Bal:      121,370,000.00 Current Bal:     121,370,000.00
     Factor:         1.00           As of:           1/1/01
     Coupon:         5.50           Cpn Mult.:
     Cap:                           Floor.:
     Last Reset:     1/1/01         Next Reset:      1/1/01
     Delay Days:     24             Stated Mat:
     Current Pac:                   Original Pac:
     S&P:                           Fitch:
     Moody:                         Duff:
     Curr. Min. Pac:  0 PSA         Curr. Max. Pac:  0 PSA
     Orig. Min. Pac:  100 PSA       Orig. Max. Pac:  350 PSA

----------------------------------------------------------------------
                          Coupon Formulas
                              Formula
----------------------------------------------------------------------

USD Swap  1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
          3.86  4.05  4.22  4.41  4.51  4.55  4.57  4.60  4.63  4.66
USD Swap  8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
          4.69  4.71  4.75  4.78  4.81  4.83  4.85  4.88  4.95  4.99
----------------------------------------------------------------------



Settlement Date: 9/30/2005   Valuation Date:  9/29/2005  Yield Curve:  USD Swap

-----------------------------------------------------------------------------
                                    Results
-----------------------------------------------------------------------------
      Prepay            0% PSA   100% PSA   300% PSA   400% PSA   500% PSA
-----------------------------------------------------------------------------
Price   100:22 Yield      5.43       5.25       5.25       5.24       5.20
Price   100:26 Yield      5.41       5.21       5.21       5.20       5.16
Price   100:30 Yield      5.40       5.18       5.18       5.16       5.11
Price   101:2  Yield      5.38       5.14       5.14       5.12       5.07
Price   101:6  Yield      5.37       5.10       5.10       5.08       5.30
Price   101:10 Yield      5.35       5.07       5.07       5.04       4.99
Price   101:14 Yield      5.34       5.03       5.03       5.01       4.94
-----------------------------------------------------------------------------


-----------------------------------------------------
Security               % of Orig. Bal  Face Value
-----------------------------------------------------
CWHL-0526 YA (1-A-9)   100.00          121,370,000.00
----------------------------------------------------




F.A.S.T.     This information should be considered only after reading Bear
Financial    Stearns' Statement Regarding Methodology, Criteria, Assumptions,
Analytics &  and Limitations of BondStudio(R) ("the Statement"), which should
Structured   be attached.  Do not use or rely on this information if you have
Transactions not received and reviewed the Statement.  You may obtain a copy of the Statement from your sales representative.

BEAR                           FASTrader                       09/29/2005 13:55
STEARNS                   CSHL-0526 A4 (1-A-9)                          nesmith
                                                                    Page 2 of 2

Global Assumptions

Settlement Date:  30-Sep-2005
Pricing Date:  29-Sep-2005
Use Hist. Coupon
Use Actual Factor
Ending Factor Date:  09/09/9999
Multiple

------------------------------------------------------------------------------
USD Swap  1mo    3mo    6mo    1yr    2yr    3yr    4yr    5yr    6yr    7yr
          3.860  4.054  4.216  4.407  4.510  4.545  4.569  4.598  4.631  4.659
USD Swap  8yr    9yr    10yr   11yr   12yr   13yr   14yr   15yr   20yr   30yr
          4.687  4.715  4.745  4.775  4.805  4.830  4.855  4.880  4.949  4.993
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Specific Paramaters
------------------------------------------------------------------------------

                            --------------------------
                            Scenario       Prepay
                            --------------------------
                                1         0.0000 PSA
                                2       100.0000 PSA
                                3       300.0000 PSA
                                4       400.0000 PSA
                                5       500.0000 PSA
                            --------------------------



F.A.S.T.     This information should be considered only after reading Bear
Financial    Stearns' Statement Regarding Methodology, Criteria, Assumptions,
Analytics &  and Limitations of BondStudio(R) ("the Statement"), which should
Structured   be attached.  Do not use or rely on this information if you have
Transactions not received and reviewed the Statement.  You may obtain a copy of the Statement from your sales representative.